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                                                                 Exhibit 10.66



                    FIFTH AMENDMENT TO COST SHARING NATIONAL
                                 IRU AGREEMENT

     THIS FIFTH AMENDMENT TO COST SHARING NATIONAL IRU AGREEMENT ("Amendment") is made and entered into as of the ____ day of June 2000, by and between LEVEL 3 COMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and SPLITROCK SERVICES, INC., a Delaware corporation ("Grantee"). This Amendment modified and amends that certain Cost Sharing National IRU Agreement dated
April 26, 1999 between Grantor and Grantee (the "Agreement").

     Whereas, for good and valuable consideration, Grantor and Grantee hereby agree as follows:

1.  Amendment.  Grantor and Grantee hereby amend Section 3.02 of the Agreement
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    by deleting the second sentence in its entirety and inserting in lieu thereof the following sentence:

         The Option may be exercised by Grantee by written notice to Grantor referring specifically to this Section 3.02 delivered at any time prior to August 31, 2000 (the "Option Period"); provided, Grantor may, in its sole discretion, extend the Option Period if Grantor determines that fibers are available in the Grantor Cable to serve as the Option Fibers.

2.  Ratification. Except as amended by the First, Second, Third, Fourth and this
    ------------
    Fifth Amendment, the original terms and provisions of the Agreement shall continue in full force and effect and the Agreement, as amended by the First, Second, Third, Fourth and this Fifth Amendment, is hereby ratified and confirmed.

3.  Counterparts.  This Fifth Amendment may be executed in counterparts and may
    ------------
    be delivered by facsimile transmission.


LEVEL 3 COMMUNICATIONS, LLC                   SPLITROCK SERVICES, INC.


By: ____________________________              By: __________________________

Title: _________________________              Title: _______________________

Date: __________________________              Date: ________________________